Exhibit 31

UST Inc.
CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Vincent A. Gierer, Jr., Chief Executive Officer and President of UST Inc., certify that:

1.	I have reviewed this quarterly report on Form 10-Q of UST Inc. (“Registrant”);

2.	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Registrant as of, and for, the periods presented in this quarterly report;

4.	Registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Registrant and have:

a)	designed such disclosure controls and procedures to ensure that material information relating to Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)	evaluated the effectiveness of Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)	disclosed in this report any change in Registrant’s internal control over financial reporting that occurred during Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Registrant’s internal control over financial reporting; and

5.	Registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Registrant’s auditors and the audit committee of Registrant’s board of directors (or persons performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in Registrant’s internal control over financial reporting.

Date November 12, 2003	/s/ Vincent A. Gierer, Jr.

Vincent A. Gierer, Jr.
Chief Executive Officer and
President

Exhibit 31
(continued)

UST Inc.
CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Robert T. D’Alessandro, Senior Vice President and Chief Financial Officer of UST Inc., certify that:

1.	I have reviewed this quarterly report on Form 10-Q of UST Inc. (“Registrant”);

2.	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Registrant as of, and for, the periods presented in this quarterly report;

4.	Registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Registrant and have:

a)	designed such disclosure controls and procedures to ensure that material information relating to Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)	evaluated the effectiveness of Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)	disclosed in this report any change in Registrant’s internal control over financial reporting that occurred during Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Registrant’s internal control over financial reporting; and

5.	Registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Registrant’s auditors and the audit committee of Registrant’s board of directors (or persons performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in Registrant’s internal control over financial reporting.

Date November 12, 2003	/s/ Robert T. D’Alessandro

Robert T. D’Alessandro
Senior Vice President and
Chief Financial Officer